CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 13 TO PURCHASE AGREEMENT COM0041-16

This Amendment No. 13 COM0030-21, to the Purchase Agreement COM0041-16 (the "Amendment No. 13") dated as of June 5, 2020 is between Yaborã Indústria Aeronáutica S.A. (“Seller”) and Horizon Air Industries, Inc. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11th, 2016 as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 13 and the Purchase Agreement, this Amendment No. 13 shall control.

WHEREAS, Embraer S.A. has restructured its activities and assigned, conveyed or transferred to Seller, all assets and rights related to its commercial aviation business ("Commercial Aviation Business"). Such assignment was effective on January 1st, 2020 (the “Contribution”). In view of the foregoing, the Purchase Agreement was assigned from Embraer S.A. to Seller, pursuant to the ASSIGNMENT AND ASSUMPTION AGREEMENT COM0302-19, as per notice sent to Buyer.

WHEREAS, the parties have agreed to change the Option Aircraft Delivery Schedule described in item 2 of Attachment E to the Purchase Agreement, in accordance with the terms hereof..

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Seller and Buyer agree as follows:

1. DELIVERY

The Attachment E to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment E to this Amendment No. 13, which shall be deemed to be Attachment E for all purposes under the Purchase Agreement.:

2. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 13 shall remain in full force and effect without any change.
3. COUNTERPARTS
This Amendment No. 13 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 13 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[SIGNATURE PAGE FOLLOWS]

AMENDMENT No. 13 TO PURCHASE AGREEMENT COM0041-16

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 13 to be effective as of the date first written above.

Yaborã Indústria Aeronáutica S.A.    HORIZON AIR INDUSTRIES, INC.

By: _______________________        By: ________________________

Name:                        Name:

Title:                        Title:

By:________________________

Name:
Title:

Place: ______________________

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Amendment No.13 to PA COM0041-16

ATTACHMENT “E”
AIRCRAFT DELIVERY SCHEDULE

1.Firm and Confirmed Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 5)
[***]

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Amendment No.13 to PA COM0041-16

ATTACHMENT “E”
AIRCRAFT DELIVERY SCHEDULE

2.Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 21)

[***]

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Amendment No.13 to PA COM0041-16